a

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE TRADE DESK, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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D26192-S12140 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 7, 2020. THE TRADE DESK, INC. Meeting Information Meeting Type: Special Meeting For holders as of: October 20, 2020 Date: December 7, 2020 Time: 12:00 P.M., PST Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TTD2020SM. The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TTD2020SM and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

D26193-S12140 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 24, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/TTD2020SM. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

D26194-S12140 Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. The amendment of our certificate of incorporation to change the events upon which all of our shares of Class B common stock will automatically convert into Class A common stock; 2. The amendment of our certificate of incorporation to permit stockholders to act by written consent beginning on the first date on which the outstanding shares of Class B common stock represent less than 50% of the Company's outstanding voting power; 3. The amendment of our certificate of incorporation to permit stockholders owning at least 20% of our outstanding shares of common stock continuously for one year to request special stockholder meetings; 4. The amendment of our certificate of incorporation to provide that the holders of our Class A common stock, voting as a single class, will be entitled to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater; 5. The adoption of the Amended and Restated Bylaws of the Company; and 6. The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D26195-S12140 Voting Instructions